SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                             January 2, 1998

                    Dain Rauscher Corporation
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Bosworth Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750
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Item 5.	OTHER EVENTS

Pursuant to its October 14, 1997 announcement, the registrant changed its name from Interra Financial Incorporated to Dain Rauscher Corporation on January 2, 1998. On the same date, the registrant's trading symbol on the New York Stock Exchange changed from IFI to DRC and the merger of the registrant's Dain Bosworth and Rauscher Pierce Refsnes subsidiaries into Dain Rauscher Incorporated was completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  DAIN RAUSCHER CORPORATION
                                          Registrant

Date:  January 5, 1998        By  Daniel J. Reuss
       ---------------            ----------------------
                                  Daniel J. Reuss
                                  Senior Vice President,
                                    Corporate Controller
                                      and Treasurer
                                  (Principal Accounting
                                       Officer)